UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

CABELA’S INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (308) 254-5505

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated July 28, 2004, announcing the election of two new directors to the Board of Directors of Cabela’s Incorporated.

99.2	Press release dated July 28, 2004, announcing financial results of Cabela’s Incorporated for the fiscal quarter and six months ended July 3, 2004.

Item 9. Regulation FD Disclosure.

On July 28, 2004, Cabela’s Incorporated issued a press release announcing the election of two new directors to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On July 28, 2004, Cabela’s Incorporated issued a press release announcing its financial results for the fiscal quarter and six months ended July 3, 2004. A copy of the press release is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: July 28, 2004	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated July 28, 2004, announcing the election of two new directors to the Board of Directors of Cabela’s Incorporated.

99.2	Press release dated July 28, 2004, announcing financial results of Cabela’s Incorporated for the fiscal quarter and six months ended July 3, 2004.